UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2023

AngioDynamics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50761	11-3146460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Plaza Drive Latham, New York	12110
(Address of Principal Executive Offices)	(Zip Code)

(518) 795-1400
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          As described below, the shareholders of AngioDynamics, Inc. (“AngioDynamics”) voted on November 14, 2023 to approve the amended AngioDynamics, Inc. 2020 Equity Incentive Plan (the “2020 Plan”). The material terms of the 2020 Plan are described in Proposal 4 included in AngioDynamics’ definitive proxy statement filed with the Securities and Exchange Commission on September 28, 2023 (as supplemented, the “Proxy Statement”), which description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2020 Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

(a)          The Annual Meeting of Shareholders of AngioDynamics was held on November 14, 2023.

(b)          Shareholders of AngioDynamics voted on the matters set forth below.

1.
The nominees for election to the Board of Directors of AngioDynamics were elected, each as a Class II director to serve until the 2026 Annual Meeting of Shareholders of AngioDynamics and until their respective successors are duly elected and qualified, based upon the following votes:

Nominee	Votes For	Withheld	Broker Non-Votes
Eileen O. Auen	23,553,074	3,039,968	5,784,837

James C. Clemmer	25,883,397	709,645	5,784,837

Howard W. Donnelly	24,605,006	1,988,036	5,784,837

Jan Stern Reed	24,900,465	1,692,577	5,784,837

2.
The proposal to ratify the appointment of Deloitte & Touche LLP as AngioDynamics’ independent registered public accounting firm for the fiscal year ending May 31, 2024 was approved based upon the following votes:

Votes for approval	32,364,352
Votes against	11,237
Abstentions	2,290

There were no broker non-votes for this item.

3.	The proposal to approve, on an advisory basis, AngioDynamics’ executive compensation of its named executive officers (“Say On Pay”) was approved based upon the following votes:

Votes for approval	24,393,365
Votes against	2,193,446
Abstentions	6,231
Broker non-votes	5,784,837

4.	The proposal to approve amendments to the AngioDynamics, Inc. 2020 Equity Incentive Plan was approved based upon the following votes:

Votes for approval	24,111,357
Votes against	2,461,478
Abstentions	20,207
Broker non-votes	5,784,837

5.	The proposal to approve, on an advisory basis the frequency of the Say On Pay vote was approved to take place annually based upon the following votes:

Votes for 1 year	24,882,516
Votes for 2 years	5,024
Votes for 3 years	1,696,442
Abstentions	9,060
Broker non-votes	5,784,837

(c)          Not applicable.

(d)          AngioDynamics has considered the advisory vote on Say On Pay frequency, and determined that it will hold an advisory vote on executive compensation of its named executive officers every year until the next Say On Pay frequency vote.

Item 9.01 – Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

10.1
AngioDynamics, Inc. 2020 Equity Incentive Plan, as amended (Incorporated by reference to Appendix A of the Registrant’s Definitive Proxy Statement filed on September 28, 2023 in connection with the Annual Meeting held on November 14, 2023 (File No. 000-50761)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC.
(Registrant)

Date: November 15, 2023	By:	/s/ Stephen Trowbridge
		Name:	Stephen Trowbridge
		Title:	Executive Vice President, CFO